SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2005

000-24478 (Commission File No.)	38-3073622 (IRS Employer Identification No.)

DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)

1360 Porter Street, Dearborn, MI

(Address of Principal Executive Offices)

48124

(Zip Code)

(313) 565-5700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 19, 2005, the Registrant issued a news release announcing the recognition of an “Other Than Temporary Impairment” loss. A copy of the news release is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

DEARBORN BANCORP, INC.
FORM 8-K (continued)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc.
(Registrant)

/s/ Jeffrey L. Karafa
_______________________________

Jeffrey L. Karafa

Treasurer and Chief Financial Officer

Date: July 20, 2005

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release dated July 19, 2005.